                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 14, 2002

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)



              BERMUDA                         0-27662                       NOT APPLICABLE

  (State or other jurisdiction of             (Commission                  (I.R.S. Employer
  incorporation or organization)              File Number)                Identification No.)



   AMERICAN INTERNATIONAL BUILDING, 29 RICHMOND ROAD, PEMBROKE, HM 08, BERMUDA
                    (Address of principal executive offices)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)
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THE INFORMATION CONTAINED IN THIS FORM 8-K (INCLUDING EXHIBITS) IS BEING
FURNISHED PURSUANT TO ITEM 9.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)             The following exhibits are furnished herewith:

Exhibit
Number          Description
------          -----------
99.1            Statement of James P. Bryce

99.2            Statement of John R. Weale
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ITEM 9.  REGULATION FD DISCLOSURE

                On August 14, 2002, the Chief Executive Officer, James P. Bryce, and Chief Financial Officer, John R. Weale, of IPC Holdings, Ltd., executed a
Statement Under Oath of Principal Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings and Statement Under Oath of
Principal Financial Officer Regarding Facts and Circumstances Relating to
Exchange Act Filings, respectively. Neither Mr. Bryce nor Mr. Weale was required to file the Statement by the June 27, 2001 Order (File No. 4-460) issued by the Securities and Exchange Commission, but did so voluntarily. Copies of the Statements are furnished as Exhibits 99.1 and 99.2, respectively.

                                       2
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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IPC HOLDINGS, LTD.


                                                     By:  /s/ James P. Bryce
                                                         -----------------------
                                                         Name: James P. Bryce
                                                         Title: President and
                                                         Chief Executive Officer

Date: August 14, 2002

                                       3
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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------
99.1            Statement of James P. Bryce

99.2            Statement of John R. Weale


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